NARRAGANSETT INSURED TAX-FREE INCOME FUND
                         Supplement to the Prospectuses
                             Dated October 24, 2008


     Citizens Investment Advisors, the Sub-Adviser of the Fund, is a department of Citizens Bank, a division of RBS Citizens, N.A., a bank subsidiary of Citizens Financial Group, Inc. ("CFG"). CFG is a wholly-owned subsidiary of The Royal Bank of Scotland Group, PLC ("RBSG").

         In October, 2008 the government of the United Kingdom directed RBSG to raise 20 billion pounds of additional capital by a sale of shares. The U.K. government, through Her Majesty's Treasury ("HMT"), agreed to purchase any shares not sold in the offering, which closed on November 29, 2008. The current owners bought only a fraction of the issue. The purchase by HMT was completed on December 1, 2008. HMT has, as a result of the transaction, acquired 57.92% of the enlarged ordinary (voting) share capital of RBSG, as well as (pound)5 billion of non-cumulative non-voting Preference Shares in RBSG. HMT's investment in RBSG will be managed on a commercial basis by a new arm's-length company, UK Financial Investments Limited, which is wholly owned by HMT.

         These transactions have resulted in a change of control of RBSG. As a consequence of the change of control of the Sub-Adviser's corporate parent, the sub-advisory agreement has terminated by its terms.

         The Board of Trustees has accordingly authorized a new sub-advisory agreement with the same terms as the current sub-advisory agreement. The Board also authorized calling a special meeting of the shareholders of the Fund to approve the new agreement. The Sub-Adviser has advised the Fund that the above transactions will not result in any changes in the management or operations of the Sub-Adviser.

                         The date of this supplement is
                                December 10, 2008